Exhibit 99.1

COMSTOCK AMENDS AGREEMENT WITH MACKAY PRECIOUS METALS INC.

VIRGINIA CITY, NEVADA, June 9, 2025 – Comstock Inc. (NYSE: LODE) (“Comstock” and the “Company”) today announced it has amended the Membership Interest Purchase Agreement (the “MIPA”) to sell 100% of the northernmost patented and unpatented mining claims, mineral exploration rights and town lots (the “Northern Targets”) owned by Comstock’s wholly-owned subsidiary Comstock Northern Exploration, LLC, plus all of the 25% issued and outstanding membership interest that Comstock owns in Pelen LLC (“Pelen”) to Mackay Precious Metals Inc. (“Mackay”) for an increased aggregate purchase price of $2.95 million (the “Purchase Price”) and a 1.5% NSR production royalty from the sales of all valuable minerals and products extracted from these properties.

The Amendment increases the purchase price to $2.95 million in cash from the previous $2.75 million in both cash and stock, effectively increasing the cash component of the transaction by $1.2 million. The Company has previously received $1.0 million in cash for this transaction. The remaining $1.95 million is due through a series of payments in June, July and ending on or before August 30, 2025.

The Amendment also includes a provision that Mackay will transfer approximately 300 acres of patented and unpatented mining properties in Lyon County, that are adjacent to and expand the footprint of Comstock’s Dayton Consolidated and Spring Valley mineral claims and lands, for no additional consideration.

On June 30, 2023, Comstock executed a Mineral Exploration and Mining Lease Agreement (“Mackay Lease”) with Mackay. The Mackay Lease was terminated on December 18, 2024, in favor of the MIPA. Since June 30, 2023, Comstock has recognized revenue of $3.77 million in initial and ongoing lease payments and reimbursed expenses and will receive the final $0.25 million in cash from these revenues this week. The $3.77 million in total lease revenue is in addition to the $2.95 million sale price.

The Northern Targets encompass both the Gold Hill and Occidental Lode claim groups in Storey County, Nevada. Pelen owns certain claims adjacent to and/or relevant to these northern claim groups.

“Our Northern Targets were never an effective part of our district-wide development plans, as we have prioritized the exploration and development of the central and southern part of the district. Realizing over $6.7 million in consideration from the previous lease and subsequent sale, plus an additional 300 acres in Lyon County, plus the retention of royalties in perpetuity, is extremely positive for Comstock,” said Corrado De Gasperis, Comstock’s executive chairman and chief executive officer. “The transaction is especially timely, as we activate bigger plans for advancing our S-K 1300 compliant Dayton and permitted Lucerne resources, and more aggressively expand our gold and silver resource potential and the plans for post productive uses of these industrial properties.”

Comstock is committed to become a major U.S. silver producer from both the millions of ounces of resources already quantified in our technical reports and our ever-growing solar recycling silver resources.

About Comstock Inc.

Comstock Inc. (NYSE: LODE) innovates and commercializes technologies that are deployable across entire industries to contribute to energy abundance by efficiently extracting and converting under-utilized natural resources, such as waste and other forms of woody biomass into renewable fuels, and end-of-life electronics into recovered electrification metals. To learn more, please visit www.comstock.inc.

Comstock Social Media Policy

Comstock Inc. has used, and intends to continue using, its investor relations link and main website at www.comstock.inc in addition to its X.com, LinkedIn and YouTube accounts, as means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD.

Contacts

For investor inquiries:

Judd B. Merrill, Chief Financial Officer

Tel (775) 413-6222

ir@comstockinc.com

For media inquiries:

Tracy Saville, Director of Marketing

Tel (775) 847-7573

media@comstockinc.com

Forward-Looking Statements

This press release and any related calls or discussions may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, are forward-looking statements. The words “believe,” “expect,” “anticipate,” “estimate,” “project,” “plan,” “should,” “intend,” “may,” “will,” “would,” “potential” and similar expressions identify forward-looking statements but are not the exclusive means of doing so. Forward-looking statements include statements about matters such as: future market conditions; future explorations or acquisitions; divestitures, spin-offs or similar distribution transactions, future changes in our research, development and exploration activities; future financial, natural, and social gains; future prices and sales of, and demand for, our products and services; land entitlements and uses; permits; production capacity and operations; operating and overhead costs; future capital expenditures and their impact on us; operational and management changes (including changes in the Board of Directors); changes in business strategies, planning and tactics; future employment and contributions of personnel, including consultants; future land and asset sales; investments, acquisitions, divestitures, spin-offs or similar distribution transactions, joint ventures, strategic alliances, business combinations, operational, tax, financial and restructuring initiatives, including the nature, timing and accounting for restructuring charges, derivative assets and liabilities and the impact thereof; contingencies; litigation, administrative or arbitration proceedings; environmental compliance and changes in the regulatory environment; offerings, limitations on sales or offering of equity or debt securities, including asset sales and associated costs; business opportunities, growth rates, future working capital, needs, revenues, variable costs, throughput rates, operating expenses, debt levels, cash flows, margins, taxes and earnings. These statements are based on assumptions and assessments made by our management in light of their experience and their perception of historical and current trends, current conditions, possible future developments and other factors they believe to be appropriate. Forward-looking statements are not guarantees, representations or warranties and are subject to risks and uncertainties, many of which are unforeseeable and beyond our control and could cause actual results, developments, and business decisions to differ materially from those contemplated by such forward-looking statements. Some of those risks and uncertainties include the risk factors set forth in our filings with the SEC and the following: adverse effects of climate changes or natural disasters; adverse effects of global or regional pandemic disease spread or other crises; global economic and capital market uncertainties; the speculative nature of gold or mineral exploration, and lithium, nickel and cobalt recycling, including risks of diminishing quantities or grades of qualified resources; operational or technical difficulties in connection with exploration, metal recycling, processing or mining activities; costs, hazards and uncertainties associated with precious and other metal based activities, including environmentally friendly and economically enhancing clean mining and processing technologies, precious metal exploration, resource development, economic feasibility assessment and cash generating mineral production; costs, hazards and uncertainties associated with metal recycling, processing or mining activities; contests over our title to properties; potential dilution to our stockholders from our stock issuances, recapitalization and balance sheet restructuring activities; potential inability to comply with applicable government regulations or law; adoption of or changes in legislation or regulations adversely affecting our businesses; permitting constraints or delays; challenges to, or potential inability to, achieve the benefits of business opportunities that may be presented to, or pursued by, us, including those involving battery technology and efficacy, quantum computing and generative artificial intelligence supported advanced materials development, development of cellulosic technology in bio-fuels and related material production; commercialization of cellulosic technology in bio-fuels and generative artificial intelligence development services; ability to successfully identify, finance, complete and integrate acquisitions, spin-offs or similar distribution transactions, joint ventures, strategic alliances, business combinations, asset sales, and investments that we may be party to in the future; changes in the United States or other monetary or fiscal policies or regulations; interruptions in our production capabilities due to capital constraints; equipment failures; fluctuation of prices for gold or certain other commodities (such as silver, zinc, lithium, nickel, cobalt, cyanide, water, diesel, gasoline and alternative fuels and electricity); changes in generally accepted accounting principles; adverse effects of war, mass shooting, terrorism and geopolitical events; potential inability to implement our business strategies; potential inability to grow revenues; potential inability to attract and retain key personnel; interruptions in delivery of critical supplies, equipment and raw materials due to credit or other limitations imposed by vendors; assertion of claims, lawsuits and proceedings against us; potential inability to satisfy debt and lease obligations; potential inability to maintain an effective system of internal controls over financial reporting; potential inability or failure to timely file periodic reports with the Securities and Exchange Commission; potential inability to list our securities on any securities exchange or market or maintain the listing of our securities; and work stoppages or other labor difficulties. Occurrence of such events or circumstances could have a material adverse effect on our business, financial condition, results of operations or cash flows, or the market price of our securities. All subsequent written and oral forward-looking statements by or attributable to us or persons acting on our behalf are expressly qualified in their entirety by these factors. Except as may be required by securities or other law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Neither this press release nor any related calls or discussions constitutes an offer to sell, the solicitation of an offer to buy or a recommendation with respect to any securities of the Company, the fund, or any other issuer.